Long-Term Investment	6 Months Ended
Sep. 30, 2019
Investments, All Other Investments [Abstract]
Long-term investment

Note 10 – Long-term investment

	As of	As of
	September 30, 2019	March 31, 2019
	(unaudited)
Long-term investment	$3,497,629	$-

In June 2019, Taizhou Suxuantang entered into a limited partnership agreement with Huangshan Panjie Investment Management Co., Ltd. (the "Fund"). The company is committed to contribute $7 million (RMB50 million) into the Fund in two installments, with one installment of $3.5 million (RMB 25 million) made on June 14, 2019, and the second installment of $3.5 million (RMB 25 million) to be made no later than October 31, 2019. Long-term investment balance as of September 30, 2019 represents the carrying value of cash with the investment management company due to cash deposited with the Fund has not been used for equity investment.